Exhibit 10.2
EXECUTION COPY
FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT
     THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of June 28, 2006, is by and among ROCKY BRANDS, INC. (formerly known as Rocky Shoes & Boots, Inc.), a corporation organized and existing under the laws of the State of Ohio (“Parent”), LIFESTYLE FOOTWEAR, INC., a corporation organized and existing under the laws of the State of Delaware, EJ FOOTWEAR LLC, a limited liability company organized and existing under the laws of the State of Delaware, HM LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware, DURANGO BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, NORTHLAKE BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware (the foregoing entities and together with Parent, collectively, the “Loan Parties”, and each a “Loan Party”), the note purchasers that are now and hereafter at any time parties hereto and are listed in Annex A attached to the Note Purchase Agreement (as defined below) or any amendment or supplement thereto (each a “Purchaser” and collectively, the “Purchasers”), and AMERICAN CAPITAL FINANCIAL SERVICES, INC., as administrative and collateral agent for the Purchasers (in such capacity “Agent”).
RECITALS
     WHEREAS, the Loan Parties, American Capital Strategies, Ltd. (the “Initial Purchaser”) and Agent are parties to a Note Purchase Agreement dated as of January 6, 2005 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Note Purchase Agreement”), pursuant to which the Loan Parties sold Senior Secured Term B Notes to the Initial Purchaser in the aggregate principal amount of $30,000,000 for the purpose of facilitating the Acquisition.
     WHEREAS, the Initial Purchaser has sold or contributed certain of the Senior Term Notes to the current Purchasers.
     WHEREAS, as of the date hereof, the Loan Parties are entering into an Amendment No. 3 to the GMAC Credit Agreement (the “Third Credit Agreement Amendment”), pursuant to which a new term loan in the original principal sum of $15,000,000 (the “New Term Loan”) will be provided to the Loan Parties.
     WHEREAS, the Loan Parties have requested Agent and the Purchasers to consent to the New Term Loan and to utilizing the proceeds of such loan to prepay $15,000,000 of the Senior Term Notes (the “Prepayment”), which is an amount equal to fifty percent (50%) of the outstanding principal amount of the Senior Term Notes, and Agent and the Purchasers are willing to do so on the terms and conditions set forth herein.

     WHEREAS, in connection with the Third Credit Agreement Amendment and the Prepayment, the Loan Parties have requested Agent and the Purchasers to amend the Note Purchase Agreement, and Agent and the Purchasers are willing to do so on the terms and conditions set forth herein.
     NOW, THEREFORE, the parties hereto, in consideration of the promises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:
     1. Definitions. All capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement.
     2. Consent to Third Credit Agreement Amendment. Subject to satisfaction of the conditions precedent set forth in Section 4 below, Agent and Purchaser hereby consent to the New Term Loan.
     3. Amendments to Purchase Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Note Purchase Agreement is hereby amended as follows:
     (a) The words “ROCKY SHOES & BOOTS, Inc., an Ohio corporation, (‘Parent’)” appearing in the preamble to the Note Purchase Agreement are hereby amended and restated as follows:
ROCKY BRANDS, INC. (formerly known as Rocky Shoes & Boots, Inc.), an Ohio corporation, (“Parent”)
     (b) Section 1.1 of the Note Purchase Agreement is hereby amended by inserting the following new defined terms in the appropriate alphabetical order:
“Adjusted Indebtedness of Parent on a Consolidated Basis” shall mean total Indebtedness of Parent on a Consolidated Basis, provided that for purposes of determining Adjusted Indebtedness of Parent on a Consolidated Basis as of the end of any fiscal period, the outstanding balance of the Revolving Financing and Letter of Credit Liabilities (as defined in the GMAC Credit Agreement) as of the end of such period shall be deemed to be the average outstanding balance of the Revolving Financing and Letter of Credit Liabilities (as defined in the GMAC Credit Agreement) as of the end of the four (4) most recently ended fiscal quarter periods, including the period then just ended.
“First Amendment” shall mean the First Amendment to this Agreement dated as of the First Amendment Closing Date by and among the Loan Parties, Agent, and the purchasers party thereto.
“First Amendment Closing Date” shall mean June 28, 2006.

     (c) Clause (ii) in the definition of “Excess Cash Flow” appearing in Section 1.1 of the Note Purchase Agreement is hereby amended and restated in its entirety to provide as follows:
“(ii) tax refunds actually received, to the extent not remitted pursuant to the GMAC Credit Agreement;”.
     (d) The definition of “Term Financing” appearing in Section 1.1 of the Note Purchase Agreement is hereby amended by deleting the number “$18,000,000” and replacing it with “$22,468,573”.
     (e) The defined terms “Senior Debt” and “Total Leverage Ratio” appearing in Section 1.1 are hereby amended in their entireties to provide as follows:
“Senior Debt” shall mean Adjusted Indebtedness of Parent on a Consolidated Basis other than (a) senior Indebtedness under the Senior Term Notes and (b) any unsecured Indebtedness of Parent on a Consolidated Basis.
“Total Leverage Ratio” shall mean, for any period, the ratio of (x) Adjusted Indebtedness of Parent on a Consolidated Basis as of the end of such period to (y) EBITDA for such period.
     (f) Section 2.1 of the Note Purchase Agreement is hereby amended and restated to read as follows:
“Senior Term Notes. On the Closing Date, the Loan Parties duly authorized the issuance to the Purchasers designated on Annex A of $30,000,000 aggregate principal amount of the Loan Parties’ Senior Secured Term B Notes due January 6, 2011 (together with any promissory notes issued in substitution therefor pursuant to Sections 6.3 and 6.4, the “Senior Term Notes”) substantially in the form of the promissory notes made by the Loan Parties in favor of the Purchasers thereof in the form attached hereto as Exhibit A. The outstanding principal balance of the Senior Term Notes as of the First Amendment Closing Date is $30,000,000. On the First Amendment Closing Date, the Loan Parties, pursuant to Section 3.3 of this Agreement, will make to Agent, for the ratable benefit of the Purchasers, a principal payment in the aggregate amount of $15,000,000 of the Senior Term Notes.”
     (g) Section 3.1(a) of the Note Purchase Agreement is hereby amended and restated to read as follows:
“(a) Senior Term Notes. The Loan Parties, jointly and severally, covenant and agree to make payments to Agent, for the ratable benefit of the Purchasers holding Senior Term Notes, of accrued interest on the Senior Term Notes monthly in arrears on the first LIBOR Business Day of each month, commencing on July 1, 2006 through the date of repayment in full of the Senior Term Notes. The Senior Term Notes shall bear interest on the outstanding principal thereof at a rate equal to the LIBOR Rate, as such rate may adjust from time to time, plus six and one-half percent (6.5%).”
     (h) Section 3.2 of the Note Purchase Agreement is hereby amended and restated to read as follows:
“Repayment of Senior Term Notes. The Loan Parties, jointly and severally, covenant and agree to repay to Agent, for the ratable benefit of the Purchasers holding Senior Term Notes, the Senior Term Notes in accordance with the following amortization schedule:

Payment Date	Payment Amount
August 1, 2009	$833,333.33
September 1, 2009	$833,333.33
October 1, 2009	$833,333.33
November 1, 2009	$833,333.33
December 1, 2009	$833,333.33
January 1, 2010	$833,333.33
February 1, 2010	$833,333.33
March 1, 2010	$833,333.33
April 1, 2010	$833,333.33
May 1, 2010	$833,333.33
June 1, 2010	$833,333.33
July 1, 2010	$833,333.33
August 1, 2010	$833,333.33
September 1, 2010	$833,333.33
October 1, 2010	$833,333.33
November 1, 2010	$833,333.33
December 1, 2010	$833,333.33
In addition to the foregoing, the Loan Parties, jointly and severally, covenant and agree to repay any and all unpaid principal on the Senior Term Notes, together with all accrued and unpaid interest, fees and other amounts due in connection with the Senior Term Notes upon maturity of the Senior Term Notes on January 6, 2011 (the ‘Maturity Date’).”
     (i) Sections 7.3(a), 7.3(b), 7.3(c) and 7.3(d) of the Note Purchase Agreement are hereby amended and restated to read as follows:
“(a) Fixed Charge Coverage. A minimum Fixed Charge Coverage Ratio as of the end of each period set forth below of not less than the respective ratio set forth below:

Fixed Charge
Period	Coverage Ratio
Four Quarters ending June 30, 2006	1.00 to 1.00
Four Quarters ending September 30, 2006	1.00 to 1.00
Four Quarters ending December 31, 2006	1.00 to 1.00
Four Quarters ending March 31, 2007	1.00 to 1.00
Four Quarters ending June 30, 2007	1.00 to 1.00
Four Quarters ending September 30, 2007	1.00 to 1.00
Four Quarters ending December 31, 2007	1.00 to 1.00
Four Quarters ending March 31, 2008	1.00 to 1.00
Four Quarters ending June 30, 2008	1.00 to 1.00
Four Quarters ending September 30, 2008	1.00 to 1.00
Four Quarters ending December 31, 2008	1.00 to 1.00
Each four Quarter period ending thereafter	1.00 to 1.00 ”
“(b) Total Leverage. A Total Leverage Ratio as of the end of each period set forth below in a ratio not greater than the respective ratio set forth below:

Period	Total Leverage Ratio
Four Quarters ending June 30, 2006	3.80 to 1.00
Four Quarters ending September 30, 2006	3.80 to 1.00
Four Quarters ending December 31, 2006	3.80 to 1.00
Four Quarters ending March 31, 2007	3.75 to 1.00
Four Quarters ending June 30, 2007	3.65 to 1.00
Four Quarters ending September 30, 2007	3.55 to 1.00
Four Quarters ending December 31, 2007	3.40 to 1.00
Four Quarters ending March 31, 2008	3.35 to 1.00
Four Quarters ending June 30, 2008	3.30 to 1.00
Four Quarters ending September 30, 2008	3.25 to 1.00
Four Quarters ending December 31, 2008	3.10 to 1.00
Four Quarters ending March 31, 2009	3.00 to 1.00
Four Quarters ending June 30, 2009	3.00 to 1.00
Four Quarters ending September 30, 2009	3.00 to 1.00
Each four Quarter period ending thereafter	2.90 to 1.00	”
“(c) Minimum EBITDA. EBITDA as of the end of each period set forth below in an amount not less than the respective amount set forth below:

Period	Minimum EBITDA
Four Quarters ending June 30, 2006	$30,000,000
Four Quarters ending September 30, 2006	$30,000,000

Period	Minimum EBITDA
Four Quarters ending December 31, 2006	$30,000,000
Four Quarters ending March 31, 2007	$30,000,000
Four Quarters ending June 30, 2007	$30,000,000
Four Quarters ending September 30, 2007	$30,000,000
Four Quarters ending December 31, 2007	$30,600,000
Four Quarters ending March 31, 2008	$30,600,000
Four Quarters ending June 30, 2008	$30,600,000
Four Quarters ending September 30, 2008	$30,600,000
Four Quarters ending December 31, 2008	$31,400,000
Four Quarters ending March 31, 2009	$31,400,000
Four Quarters ending June 30, 2009	$31,400,000
Four Quarters ending September 30, 2009	$31,400,000
Each four Quarter period ending thereafter	$32,200,000	”
“(d) Senior Leverage Ratio. A Senior Leverage Ratio as of the end of each period set forth below in a ratio not greater than the respective ratio set forth below:

Period	Senior Leverage Ratio
Four Quarters ending June 30, 2006	3.30 to 1.00
Four Quarters ending September 30, 2006	3.30 to 1.00
Four Quarters ending December 31, 2006	3.30 to 1.00
Four Quarters ending March 31, 2007	3.25 to 1.00
Four Quarters ending June 30, 2007	3.15 to 1.00
Four Quarters ending September 30, 2007	3.05 to 1.00
Four Quarters ending December 31, 2007	2.90 to 1.00
Four Quarters ending March 31, 2008	2.85 to 1.00
Four Quarters ending June 30, 2008	2.80 to 1.00
Four Quarters ending September 30, 2008	2.75 to 1.00
Four Quarters ending December 31, 2008	2.60 to 1.00
Four Quarters ending March 31, 2009	2.50 to 1.00
Four Quarters ending June 30, 2009	2.50 to 1.00
Four Quarters ending September 30, 2009	2.50 to 1.00
Each four Quarter period ending thereafter	2.40 to 1.00	”
“(e) Capital Expenditures. Capital Expenditures made by Parent on a Consolidated Basis during any Fiscal Year set forth below, in the aggregate together with all expenditures in respect of Capitalized Leases, that would exceed the amount set forth opposite each Fiscal Year below; provided, that any unused portion of any such annual amount in each Fiscal Year, up to twenty-five percent (25%) of such maximum amount set forth below may be carried over solely to the immediately succeeding Fiscal Year:

Period	Maximum Capital Expenditures
Fiscal Year ending December 31, 2005	$6,500,000
Fiscal Year ending December 31, 2006	$6,500,000
Fiscal Year ending December 31, 2007	$6,500,000
Fiscal Year ending December 31, 2008	$6,500,000	”
     (j) Section 10.17 of the Note Purchase Agreement is hereby amended by inserting the words “as amended or otherwise modified from time to time in accordance with its terms,” immediately after the “(“ appearing therein.
     4. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent, each of which shall be in form and substance reasonably satisfactory to Agent:
     (a) Agent shall have received six (6) copies of this Amendment duly executed by the Loan Parties and Required Purchasers;
     (b) The Loan Parties shall have paid to Agent, for the ratable benefit of the Purchasers, a $15,000,000 cash prepayment of Senior Term Notes;
     (c) The Loan Parties shall have paid to Agent, for the ratable benefit of the Purchasers, all accrued and unpaid interest, as of the First Amendment Closing Date. on all Senior Term Notes, whether or not subject to prepayment pursuant to this Amendment.
     (d) The Loan Parties shall have paid to Agent, for the ratable benefit of the Purchasers, a fee in the amount of $225,000, which is an amount equal to one and one-half percent (1.5%) of the aggregate outstanding principal amount of the Senior Term Notes, after giving effect to all prepayments under this Amendment, earned as of the date hereof and payable in full in cash;
     (e) Agent shall have received a copy of the resolutions in form and substance reasonably satisfactory to Agent, of the Board of Directors (or equivalent authority) of each Loan Party authorizing the execution, delivery and performance of this Amendment and all related agreements and documents;
     (f) Agent shall have received a true and correct duly executed copy of the Third Credit Agreement Amendment and related documents in form and substance reasonably satisfactory to Agent;
     (g) Agent and the GMAC Agent shall have entered into an amendment to the Intercreditor Agreement; and
     (h) Agent shall have received such other certificates, instruments, documents, and agreements as may be reasonably required by Agent or its counsel relating to the transactions contemplated in this Amendment.

     5. Representations and Warranties. Each of the Loan Parties hereby represents and warrants as follows:
     (a) This Amendment and the Note Purchase Agreement, as amended hereby, constitute legal, valid and binding obligations of each of the Loan Parties and are enforceable against each of the Loan Parties in accordance with their respective terms.
     (b) Upon the effectiveness of this Amendment, each of the Loan Parties hereby reaffirms all covenants, representations and warranties made in the Note Purchase Agreement to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, except for those representations and warranties made only as of the Closing Date or as of a particular date prior to the date hereof.
     (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.
     (d) None of the Loan Parties has any defense, counterclaim or offset with respect to the Note Purchase Agreement.
     6. Effect on the Note Purchase Agreement.
     (a) Upon the effectiveness of this Amendment hereof, each reference in the Note Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Note Purchase Agreement as amended hereby.
     (b) Except as specifically amended herein, the Note Purchase Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Purchasers, nor constitute a waiver of any provision of the Note Purchase Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.
     7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to conflict of laws principles.
     8. Costs and Expenses. The Loan Parties agree to reimburse Agent and Purchasers for all fees and expenses incurred in the preparation, negotiation and execution of this Amendment and the consummation of the transaction contemplated hereby, including without limitation, the reasonable fees and expenses of counsel.
     9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     10. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto,
*        *        *

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

LOAN PARTIES:

ROCKY BRANDS, INC.
LIFESTYLE FOOTWEAR, INC.
EJ FOOTWEAR LLC
HM LEHIGH SAFETY SHOE CO. LLC
GEORGIA BOOT LLC
GEORGIA BOOT PROPERTIES LLC
DURANGO BOOT COMPANY LLC
NORTHLAKE BOOT COMPANY LLC
LEHIGH SAFETY SHOE CO. LLC
LEHIGH SAFETY SHOE PROPERTIES LLC

By:	/s/ James E. McDonald Name: James E. McDonald
Title: Chief Financial Officer of each of the
foregoing Loan Parties

AGENT:

AMERICAN CAPITAL FINANCIAL SERVICES, INC.

By:	/s/ Kenneth E. Jones Name: Kenneth E. Jones
Title: Principal

PURCHASERS:

AMERICAN CAPITAL STRATEGIES, LTD.

By:	/s/ Kenneth E. Jones Name: Kenneth E. Jones
Title: Principal
[Signature Page No. 1 to First Amendment to Note Purchase Agreement]

ACAS BUSINESS LOAN TRUST 2004-1, a
Delaware statutory trust

By: AMERICAN CAPITAL STRATEGIES, LTD., as Servicer

By:	/s/ Kenneth E. Jones Name: Kenneth E. Jones
Title: Principal

ACAS BUSINESS LOAN TRUST 2005-1, a Delaware statutory trust

By: AMERICAN CAPITAL STRATEGIES, LTD., as Servicer

By:	/s/ Kenneth E. Jones Name: Kenneth E. Jones
Title: Principal
[Signature Page No.2 to First Amendment to Note Purchase Agreement]